UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Semiannual Report — June 30, 2024

To Our Stockholders,

For the six months ended June 30, 2024, the net asset value (NAV) total return of The Gabelli Equity Trust Inc. (the Fund) was 5.0%, compared with total returns of 15.3% and 4.8% for the Standard & Poor’s (S&P) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 8.2%. The Fund’s NAV per share was $5.15, while the price of the publicly traded shares closed at $5.20 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2024.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is to achieve long term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities.

Performance Discussion (Unaudited)

Top contributors during the first quarter of 2024 included credit card companies American Express (+22%) and Mastercard (+13%), as both companies are benefiting from the continued resilience in consumer spending in the U.S. and globally. Berkshire Hathaway (+17%) shares rose on the strength of its industrial businesses and as the company grows its cash hoard, some of which it continues to use for share repurchases. Shares of Modine Manufacturing (+59%) gained as the company delivered significantly higher profit margins and expanded its exposure to data centers with its acquisition of air handling unit manufacturer Scott Springfield Manufacturing. Finally, auto parts retailer O’Reilly Automotive (+19%) continues to benefit from the long term tailwind caused by the aging car population, while delivering best-in-class store economics and efficiency. The top detractor for the Fund was Boeing (-26%), whose shares declined amid widely publicized quality control issues; the company also announced CEO Dave Calhoun will step down at the end of the year. Shares of cable operators Rogers Communications (-12%) and Charter Communications (-25%) fell amid industry challenges around subscriber losses. Liberty Broadband (-29%), which owns 26% of Charter, declined in sympathy. Finally, shares of Archer- Daniels-Midland (-12%) declined as it announced that the CFO was placed on leave pending an investigation into the company’s accounting practices. ADM also announced a $1 billion accelerated share repurchase program later in the quarter.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Second quarter returns were led by Costco Wholesale (1.4% of total investments as of June 30, 2024), American Express (2.9%) — both of which continue to benefit from resilient spending by higher-end consumers — and Texas Instruments (1.7%), where hopes are rising for a cyclical recovery in analog chip demand. United States Cellular (0.3%) and its 83%-owner Telephone & Data Systems (0.3%) were also notable contributors after US Cellular announced the sale of its wireless customers and a portion of its spectrum to T-Mobile (0.4%) for $4.4 billion. The largest detractor from Q2 performance was Mastercard Inc. (2.7%) which reported solid but unspectacular Q1 results after years of outperformance. Other historically strong performers such as IDEX Corp. (1.2%) and AMETEK (2.8%) detracted from performance largely on fears of an economic slowdown.

Thank you for your investment in The Gabelli Equity Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2024 (a) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year	Since Inception (8/21/86)
The Gabelli Equity Trust Inc. (GAB)
NAV Total Return (b)	4.98%	8.95%	9.21%	8.03%	13.35%	9.58%	8.55%	9.96%	10.68%
Investment Total Return (c)	8.22	0.44	8.11	7.75	12.47	9.50	8.46	9.59	10.29
S&P 500 Index	15.29	24.56	15.05	12.86	14.82	10.29	7.67	10.80	10.84	(d)
Dow Jones Industrial Average	4.79	16.07	10.31	11.29	13.43	9.45	7.68	10.66	10.23	(d)

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli. com for performance information as of the most recent month end. The S&P 500 Index is an unmanaged indicator of stock market performance. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2024:

The Gabelli Equity Trust Inc.

Financial Services	12.9%
Food and Beverage	9.6%
Equipment and Supplies	7.8%
Diversified Industrial	6.4%
Automotive: Parts and Accessories	4.8%
Energy and Utilities	4.6%
Health Care	4.5%
Entertainment	4.5%
Business Services	3.8%
Machinery	3.6%
Retail	3.3%
Environmental Services	3.1%
Electronics	2.8%
Consumer Services	2.8%
Consumer Products	2.8%
Aerospace and Defense	2.5%
Computer Software and Services	1.9%
Building and Construction	1.8%
Hotels and Gaming	1.7%
Telecommunications	1.7%
Aviation: Parts and Services	1.6%
Broadcasting	1.4%
Cable and Satellite	1.3%
Real Estate	1.1%
Transportation	0.9%
Automotive	0.9%
Specialty Chemicals	0.9%
Wireless Communications	0.8%
Communications Equipment	0.8%
Metals and Mining	0.8%
U.S. Government Obligations	0.8%
Agriculture	0.4%
Manufactured Housing and Recreational Vehicles	0.4%
Publishing	0.4%
Closed-End Funds	0.3%
Semiconductors	0.2%
Computer Hardware	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Schedule of Investments — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 98.8%
	Financial Services — 12.9%
24,500	Aegon Ltd.	$125,116	$151,342
250	Affiliated Managers Group Inc.	38,704	39,057
7,295	Ally Financial Inc.	193,254	289,393
242,500	American Express Co.	26,998,024	56,150,875
8,000	Apollo Global Management Inc.	210,526	944,560
4,950	Axis Capital Holdings Ltd.	256,948	349,717
10,000	Banco Bilbao Vizcaya Argentaria	86,619	100,155
75,000	Banco Santander SA, ADR	545,875	347,250
60,000	Bank of America Corp.	2,079,979	2,386,200
58,000	Barclays plc	106,623	153,161
94	Berkshire Hathaway Inc., Cl. A†	277,919	57,550,654
3,250	Berkshire Hathaway Inc., Cl. B†	983,429	1,322,100
43,500	Blackstone Inc.	3,717,862	5,385,300
120,000	Blue Owl Capital Inc.	1,186,269	2,130,000
2,270	Capital One Financial Corp.	220,749	314,281
42,500	Cipher Mining Inc.†	28,266	176,375
98,420	Citigroup Inc.	5,936,529	6,245,733
27,500	Commerzbank AG	300,658	417,764
2,000	Compass Diversified Holdings	36,218	43,780
23,745	Credit Agricole SA	277,022	323,974
5,000	Cullen/Frost Bankers Inc.	361,440	508,150
192,400	Dah Sing Banking Group Ltd.	174,870	160,394
128,800	Dah Sing Financial Holdings Ltd.	349,731	358,738
35,200	Daiwa Securities Group Inc.	158,929	268,447
30,000	Deutsche Bank AG	221,322	478,200
1,586	Diamond Hill Investment Group Inc.	273,029	223,229
67,560	DigitalBridge Group Inc.	760,232	925,572
518	E-L Financial Corp. Ltd.	389,722	423,936
3,000	EXOR NV	232,498	313,895
5,000	Federated Hermes Inc.	164,350	164,400
6,351	First American Financial Corp.	357,624	342,636
197	First Citizens BancShares Inc., Cl. A	271,404	331,671
27,526	Flushing Financial Corp.	464,386	361,967
1,100,000	GAM Holding AG†	528,791	244,866
5,000	ING Groep NV	70,894	85,473
42,700	Interactive Brokers Group Inc., Cl. A	2,389,115	5,235,020
7,000	Intercontinental Exchange Inc.	799,712	958,230
Shares		Cost	Market Value
62,500	Janus Henderson Group plc	$1,826,658	$2,106,875
12,800	Japan Post Bank Co. Ltd.	102,308	120,888
82,300	Jefferies Financial Group Inc.	1,249,758	4,095,248
35,150	JPMorgan Chase & Co., CDI	4,097,735	7,109,439
6,000	Julius Baer Group Ltd.	287,372	335,244
1,300,000	Just Group plc	1,397,553	1,732,070
28,000	Kinnevik AB, Cl. A	451,216	232,211
3,490	KKR & Co. Inc.	347,915	367,288
14,000	Loews Corp.	558,454	1,046,360
51,500	Marsh & McLennan Companies Inc.	3,348,109	10,852,080
3,950	Moelis & Co., Cl. A	153,806	224,597
9,640	Moody's Corp.	623,724	4,057,765
31,500	Morgan Stanley	1,594,002	3,061,485
45,535	NatWest Group plc	108,902	179,475
9,096	NN Group NV	382,907	423,262
32,000	Polar Capital Holdings plc	252,896	227,336
13,077	Prosus NV	487,240	465,800
50,600	S&P Global Inc.	12,419,422	22,567,600
12,400	Shinhan Financial Group Co. Ltd., ADR	366,395	431,644
1,100	Silvercrest Asset Management Group Inc., Cl. A	21,087	17,149
3,000	Societe Generale SA	72,893	70,426
15,987	Standard Chartered plc	114,014	144,698
102,400	State Street Corp.	5,721,486	7,577,600
5,000	StoneCo Ltd., Cl. A†	59,193	59,950
72,700	T. Rowe Price Group Inc.	6,262,034	8,383,037
141,300	The Bank of New York Mellon Corp.	5,035,036	8,462,457
10,000	The Charles Schwab Corp.	795,619	736,900
7,300	The Goldman Sachs Group Inc.	1,814,794	3,301,936
37,500	The Westaim Corp.†	74,933	111,016
17,000	Truist Financial Corp.	280,578	660,450
13,000	TrustCo Bank Corp. NY	420,120	374,010
3,100	UniCredit SpA	83,782	114,887
20,000	W. R. Berkley Corp.	1,110,884	1,571,600
1,900	Webster Financial Corp.	90,377	82,821
186,300	Wells Fargo & Co.	7,118,791	11,064,357
25,348	Westwood Holdings Group Inc.	320,532	308,739
		111,027,163	248,885,195
	Food and Beverage — 9.6%
3,000	Ajinomoto Co. Inc.	52,866	105,184
2,100	Anheuser-Busch InBev SA/ NV	148,084	121,716
126,500	BellRing Brands Inc.†	5,447,275	7,228,210
92,800	Brown-Forman Corp., Cl. A	1,295,878	4,095,264

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
49,300	Brown-Forman Corp., Cl. B	$1,130,138	$2,129,267
152,500	Campbell Soup Co.	6,269,095	6,891,475
130,000	ChromaDex Corp.†	226,668	354,900
15,000	Coca-Cola Europacific Partners plc	275,289	1,093,050
21,000	Constellation Brands Inc., Cl. A	263,386	5,402,880
25,000	Crimson Wine Group Ltd.†	128,738	149,250
178,000	Danone SA	8,587,619	10,881,109
800,000	Davide Campari-Milano NV	2,871,107	7,560,050
4,250	Diageo plc	191,897	133,746
148,500	Diageo plc, ADR	20,427,680	18,722,880
96,583	Farmer Brothers Co.†	509,697	258,842
90,000	Flowers Foods Inc.	490,089	1,998,000
82,000	Fomento Economico Mexicano SAB de CV, ADR	3,823,921	8,827,300
12,000	General Mills Inc.	734,689	759,120
1,818,400	Grupo Bimbo SAB de CV, Cl. A	2,577,081	6,421,800
42,550	Heineken NV	2,112,473	4,114,874
4,500	Ingredion Inc.	69,300	516,150
97,200	ITO EN Ltd.	2,235,020	2,103,614
55,700	Kerry Group plc, Cl. A	641,296	4,509,685
2,000	Kerry Group plc, Cl. A	194,664	162,034
8,000	Keurig Dr Pepper Inc.	265,812	267,200
1,100	Laurent-Perrier	107,895	133,119
9,450	LVMH Moet Hennessy Louis Vuitton SE	668,999	7,221,973
45,000	Maple Leaf Foods Inc.	858,016	753,920
35,000	Molson Coors Beverage Co., Cl. B	2,062,204	1,779,050
213,000	Mondelēz International Inc., Cl. A	9,772,096	13,938,720
28,000	Morinaga Milk Industry Co. Ltd.	299,202	586,662
41,000	Nestlé SA	1,791,828	4,185,564
13,000	Nomad Foods Ltd.	302,793	214,240
109,000	PepsiCo Inc.	10,789,553	17,977,370
38,000	Pernod Ricard SA	3,097,275	5,156,196
39,000	Post Holdings Inc.†	2,613,370	4,062,240
40,000	Remy Cointreau SA	2,538,713	3,337,080
5,750	The Boston Beer Co. Inc., Cl. A†	1,812,582	1,754,037
70,000	The Coca-Cola Co.	2,582,913	4,455,500
25,000	The Hain Celestial Group Inc.†	150,970	172,750
1,500	The Hershey Co.	291,106	275,745
23,000	The J.M. Smucker Co.	2,529,350	2,507,920
159,000	The Kraft Heinz Co.	5,902,852	5,122,980
Shares		Cost	Market Value
10,000	The Simply Good Foods Co.†	$366,366	$361,300
43,260	Tootsie Roll Industries Inc.	836,098	1,322,458
8,000	TreeHouse Foods Inc.†	315,032	293,120
40,000	Tyson Foods Inc., Cl. A	709,960	2,285,600
646,000	Yakult Honsha Co. Ltd.	9,257,758	11,549,624
		120,626,693	184,254,768
	Equipment and Supplies — 7.8%
319,200	AMETEK Inc.	18,867,637	53,213,832
28,000	Amphenol Corp., Cl. A	12,928	1,886,360
10,000	Ardagh Group SA†	173,555	38,900
48,000	Ardagh Metal Packaging SA	197,947	163,200
1,500	Crown Holdings Inc.	132,732	111,585
500	Danaher Corp.	99,728	124,925
285,000	Donaldson Co. Inc.	8,809,004	20,394,600
22,000	DS Smith plc	120,583	117,081
159,300	Flowserve Corp.	6,789,723	7,662,330
36,400	Franklin Electric Co. Inc.	206,446	3,506,048
9,500	Hubbell Inc.	1,286,552	3,472,060
114,700	IDEX Corp.	14,955,588	23,077,640
20,000	Ilika plc†	36,630	6,194
15,525	Kimball Electronics Inc.†	300,998	341,239
177,500	Mueller Industries Inc.	2,349,093	10,106,850
61,000	Mueller Water Products Inc., Cl. A	685,795	1,093,120
8,000	Sealed Air Corp.	128,172	278,320
20,000	Tenaris SA, ADR	781,922	610,400
80,000	The Timken Co.	3,018,718	6,410,400
59,000	The Weir Group plc	248,266	1,479,705
92,500	Watts Water Technologies Inc., Cl. A	4,768,376	16,961,725
		63,970,393	151,056,514
	Diversified Industrial — 6.4%
1,000	Agilent Technologies Inc.	115,267	129,630
418,000	Ampco-Pittsburgh Corp.†	1,024,620	321,860
42,006	AZZ Inc.	1,539,055	3,244,963
157,100	Crane Co.	5,750,535	22,776,358
20,000	Crane NXT Co.	763,131	1,228,400
1,530	Eaton Corp. plc	356,513	479,731
4,999	Esab Corp.	181,779	472,056
33,400	General Electric Co.	2,332,671	5,309,598
120,700	Greif Inc., Cl. A	2,633,247	6,936,629
12,000	Greif Inc., Cl. B	731,088	749,880
19,100	Griffon Corp.	385,037	1,219,726
118,700	Honeywell International Inc.	16,058,423	25,347,198
29,000	Ingersoll Rand Inc.	255,651	2,634,360
85,500	ITT Inc.	2,368,557	11,044,890
35,000	Kennametal Inc.	891,874	823,900
50,000	Myers Industries Inc.	818,951	669,000
23,500	nVent Electric plc	268,432	1,800,335
100,000	Park-Ohio Holdings Corp.	1,371,930	2,589,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
9,454	Proto Labs Inc.†	$403,600	$292,034
600	Rheinmetall AG	55,466	305,671
500	Roper Technologies Inc.	137,938	281,830
900	Siemens AG	176,879	167,441
394,500	Steel Partners Holdings LP†	2,629,398	14,686,722
5,307	Stratasys Ltd.†	76,539	44,526
11,000	Sulzer AG	628,325	1,520,619
74,000	Textron Inc.	3,784,927	6,353,640
2,500	The Eastern Co.	57,839	63,675
100,000	Toray Industries Inc.	771,663	473,305
21,500	Trane Technologies plc	497,287	7,071,995
50,000	Tredegar Corp.	445,785	239,500
86,500	Trinity Industries Inc.	1,403,332	2,588,080
4,400	Valmont Industries Inc.	1,013,980	1,207,580
		49,929,719	123,074,132
	Automotive: Parts and Accessories — 4.8%
4,500	Aptiv plc†	240,960	316,890
2,500	Atmus Filtration Technologies Inc.†	48,750	71,950
88,600	BorgWarner Inc.	3,417,129	2,856,464
378,400	Dana Inc.	5,167,487	4,586,208
350,000	Dowlais Group plc	453,576	323,420
2,500	Ducommun Inc.†	147,789	145,150
210,000	Garrett Motion Inc.†	1,612,699	1,803,900
192,000	Genuine Parts Co.	15,011,463	26,557,440
167,500	Modine Manufacturing Co.†	1,361,756	16,781,825
33,650	O'Reilly Automotive Inc.†	18,225,145	35,536,419
10,000	Phinia Inc.	327,839	393,600
105,000	Standard Motor Products Inc.	1,181,521	2,911,650
30,000	Strattec Security Corp.†	1,161,534	750,000
100,000	Superior Industries International Inc.†	220,338	325,000
		48,577,986	93,359,916
	Energy and Utilities — 4.6%
54,062	APA Corp.	1,774,046	1,591,585
14,000	Avangrid Inc.	575,456	497,420
46,000	Baker Hughes Co.	1,293,005	1,617,820
21,000	BP plc, ADR	836,584	758,100
16,000	CMS Energy Corp.	51,030	952,480
160,600	ConocoPhillips	7,907,673	18,369,428
12,000	Diamond Offshore Drilling Inc.†	152,179	185,880
26,000	Dril-Quip Inc.†	658,920	483,600
98,400	Enbridge Inc.	2,488,608	3,502,056
81,000	Energy Transfer LP	850,734	1,313,820
68,500	Enterprise Products Partners LP	937,039	1,985,130
Shares		Cost	Market Value
1,500	Eos Energy Enterprises Inc.†	$36,629	$1,905
23,000	Essential Utilities Inc.	811,847	858,590
40,000	Evergy Inc.	2,305,400	2,118,800
20,000	Eversource Energy	1,669,175	1,134,200
41,900	Exxon Mobil Corp.	1,907,723	4,823,528
4,550	GE Vernova Inc.†	164,469	780,370
237,000	Halliburton Co.	6,698,762	8,005,860
30,000	Kinder Morgan Inc.	283,992	596,100
4,000	Marathon Oil Corp.	111,366	114,680
7,200	Marathon Petroleum Corp.	362,369	1,249,056
122,500	National Fuel Gas Co.	6,347,496	6,638,275
30,000	New Fortress Energy Inc.	801,702	659,400
91,000	NextEra Energy Inc.	5,377,528	6,443,710
111,900	NextEra Energy Partners LP	3,246,070	3,092,916
4,000	Niko Resources Ltd.†	55,327	0
10,000	NOV Inc.	202,965	190,100
40,000	Occidental Petroleum Corp.	2,449,767	2,521,200
90,000	Oceaneering International Inc.†	1,226,194	2,129,400
30,000	PG&E Corp.	280,394	523,800
17,000	Phillips 66	1,460,452	2,399,890
33,500	PNM Resources Inc.	1,227,411	1,238,160
35,000	Portland General Electric Co.	1,634,177	1,513,400
70,000	RPC Inc.	491,876	437,500
99,500	Schlumberger NV	4,444,098	4,694,410
2,450	Severn Trent plc	78,246	73,710
17,000	Southwest Gas Holdings Inc.	640,795	1,196,460
106,000	The AES Corp.	1,303,577	1,862,420
61,000	UGI Corp.	1,953,066	1,396,900
24,850	Vitesse Energy Inc.	295,786	588,945
3,300	Weatherford International plc†	179,287	404,085
		65,573,220	88,945,089
	Health Care — 4.5%
3,000	Abbott Laboratories	315,447	311,730
1,750	AbbVie Inc.	246,985	300,160
14,000	Alcon Inc.	511,183	1,247,120
24,500	Amgen Inc.	2,423,576	7,655,025
1,000	Avantor Inc.†	38,935	21,200
3,000	Axogen Inc.†	24,030	21,720
12,000	Bausch + Lomb Corp.†	201,680	174,240
15,000	Baxter International Inc.	530,908	501,750
1,000	Becton Dickinson & Co.	249,811	233,710
6,800	Biogen Inc.†	1,919,733	1,576,376
5,000	BioMarin Pharmaceutical Inc.†	382,980	411,650
2,500	Bio-Rad Laboratories Inc., Cl. A†	824,526	682,775

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
7,000	Bluebird Bio Inc.†	$41,067	$6,889
69,750	Boston Scientific Corp.†	2,450,899	5,371,447
88,700	Bristol-Myers Squibb Co.	5,005,460	3,683,711
6,200	Cencora Inc.	476,447	1,396,860
400	Charles River Laboratories International Inc.†	90,346	82,632
1,300	Chemed Corp.	676,961	705,354
1,500	Cutera Inc.†	37,381	2,265
6,000	CVS Group plc	176,433	76,453
240,000	Demant A/S†	2,189,992	10,387,283
100	Elevance Health Inc.	44,261	54,186
820	Eli Lilly & Co.	293,550	742,412
80	Embecta Corp.	2,523	1,000
2,300	Enovis Corp.†	98,940	103,960
11,990	Exact Sciences Corp.†	585,225	506,577
400	Fortrea Holdings Inc.†	13,929	9,336
3,100	Fresenius SE & Co. KGaA†	148,756	92,560
1,390	Gerresheimer AG	150,196	149,309
2,000	Gilead Sciences Inc.	117,968	137,220
3,000	Glaukos Corp.†	142,524	355,050
33	GRAIL Inc.†	2,726	512
25,000	Haleon plc	105,477	101,950
300	HCA Healthcare Inc.	70,129	96,384
65,000	Henry Schein Inc.†	2,554,534	4,166,500
1,400	Hologic Inc.†	96,586	103,950
200	Illumina Inc.†	95,042	20,876
6,217	Incyte Corp.†	413,895	376,875
9,360	Indivior plc†	28,408	146,716
555	Intuitive Surgical Inc.†	141,888	246,892
200	iRhythm Technologies Inc.†	19,520	21,528
24,100	Johnson & Johnson	2,602,908	3,522,456
400	Labcorp Holdings Inc.	84,955	81,404
78,500	Merck & Co. Inc.	5,527,764	9,718,300
200	Moderna Inc.†	32,559	23,750
1,000	Neogen Corp.†	25,775	15,630
4,000	NeoGenomics Inc.†	76,276	55,480
73,000	Novartis AG, ADR	3,665,216	7,771,580
62,500	Option Care Health Inc.†	627,076	1,731,250
5,000	OraSure Technologies Inc.†	45,095	21,300
130	Organon & Co.	3,913	2,691
34,000	Perrigo Co. plc	1,205,077	873,120
31,500	Pfizer Inc.	884,556	881,370
1,455	QIAGEN NV	74,706	59,786
500	Quest Diagnostics Inc.	62,573	68,440
7,900	QuidelOrtho Corp.†	407,546	262,438
300	Repligen Corp.†	63,897	37,818
1,300	Roche Holding AG, Genusschein	430,588	361,011
15,500	Sandoz Group AG, ADR	218,317	561,100
2,100	Sanofi SA	205,102	202,275
Shares		Cost	Market Value
1,000	Siemens Healthineers AG	$70,181	$57,617
240	Stryker Corp.	81,848	81,660
3,000	Teva Pharmaceutical Industries Ltd., ADR†	32,895	48,750
2,700	The Cigna Group	528,668	892,539
15,700	Tristel plc	120,482	90,797
23,500	UnitedHealth Group Inc.	6,047,118	11,967,610
11,996	Valeritas Holdings Inc.†(a)	56,778	0
300	Vertex Pharmaceuticals Inc.†	106,906	140,616
4,000	Waters Corp.†	495,911	1,160,480
16,600	Zimmer Biomet Holdings Inc.	1,945,889	1,801,598
20,060	Zimvie Inc.†	178,532	366,095
6,600	Zoetis Inc.	246,415	1,144,176
608	Zosano Pharma Corp.†(a)	87,212	0
		50,183,591	86,287,280
	Entertainment — 4.5%
118,000	Atlanta Braves Holdings Inc., Cl. A†	3,380,568	4,876,940
207,418	Atlanta Braves Holdings Inc., Cl. C†	5,339,959	8,180,566
16,358	Charter Communications Inc., Cl. A†	5,073,599	4,890,388
90,000	Genting Singapore Ltd.	74,910	57,411
1,595,000	Grupo Televisa SAB, ADR	8,775,588	4,418,150
81,000	International Game Technology plc	2,110,050	1,657,260
14,573	Liberty Media Corp.-Liberty Live, Cl. A†	371,134	546,633
47,927	Liberty Media Corp.-Liberty Live, Cl. C†	1,480,266	1,834,166
25,000	Lions Gate Entertainment Corp., Cl. B†	233,524	214,250
130,974	Madison Square Garden Entertainment Corp.†	3,524,619	4,483,240
99,217	Madison Square Garden Sports Corp.†	9,054,038	18,665,694
2,170	Netflix Inc.†	1,044,579	1,464,490
390,500	Ollamani SAB†	1,175,577	889,858
358,000	Paramount Global, Cl. A	10,542,129	6,580,040
10,000	Paramount Global, Cl. B	138,498	103,900
168,974	Sphere Entertainment Co.†	4,000,851	5,924,228
11,000	Take-Two Interactive Software Inc.†	1,371,970	1,710,390
40,000	TBS Holdings Inc.	796,181	1,007,894
80,700	The Walt Disney Co.	9,017,689	8,012,703
8,500	TKO Group Holdings Inc.	754,806	917,915
60,000	Universal Entertainment Corp.	763,928	587,731
587,000	Vivendi SE	6,705,793	6,133,086

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
380,750	Warner Bros Discovery Inc.†	$6,933,346	$2,832,780
		82,663,602	85,989,713
	Business Services — 3.8%
8,000	Allegion plc	146,679	945,200
500,000	Clear Channel Outdoor Holdings Inc.†	1,052,985	705,000
2,500	Edenred SE	32,846	105,515
16,000	Jardine Matheson Holdings Ltd.	534,478	566,080
11,000	Lamar Advertising Co., Cl. A, REIT	871,529	1,314,830
115,530	Mastercard Inc., Cl. A	30,019,264	50,967,215
115,000	Paysafe Ltd.†	1,756,682	2,033,200
10,000	Pitney Bowes Inc.	35,949	50,800
135,000	Resideo Technologies Inc.†	1,783,796	2,640,600
133,000	Steel Connect Inc.†	789,528	1,707,720
20,000	The Brink's Co.	1,244,647	2,048,000
130,000	The Interpublic Group of Companies Inc.	3,029,078	3,781,700
26,000	UL Solutions Inc., Cl. A	859,441	1,096,940
105,000	Vestis Corp.	1,565,959	1,284,150
13,500	Visa Inc., Cl. A	324,203	3,543,345
20,000	Willdan Group Inc.†	481,469	577,000
		44,528,533	73,367,295
	Machinery — 3.6%
25,000	Astec Industries Inc.	856,158	741,500
12,800	Caterpillar Inc.	86,323	4,263,680
410,000	CNH Industrial NV	4,612,739	4,153,300
111,300	Deere & Co.	8,502,333	41,585,019
24,942	Intevac Inc.†	147,518	96,276
6,688	Regal Rexnord Corp.	315,782	904,352
131,800	Xylem Inc.	10,064,728	17,876,034
		24,585,581	69,620,161
	Retail — 3.2%
132,000	Arko Corp.	964,218	827,640
49,000	AutoNation Inc.†	2,398,484	7,809,620
45,000	BBB Foods Inc., Cl. A†	939,997	1,073,700
2,500	Beacon Roofing Supply Inc.†	148,153	226,250
8,000	Casey's General Stores Inc.	1,264,722	3,052,480
3,500	Chipotle Mexican Grill Inc.†	106,108	219,275
10,000	Copart Inc.†	275,792	541,600
30,740	Costco Wholesale Corp.	5,507,988	26,128,693
75,400	CVS Health Corp.	5,733,309	4,453,124
16,000	Lowe's Companies Inc.	2,182,914	3,527,360
110,000	Macy's Inc.	1,993,193	2,112,000
86,980	PetIQ Inc.†	884,270	1,918,779
Shares		Cost	Market Value
10,000	Pets at Home Group plc	$53,158	$37,341
35,000	Qurate Retail Inc., Cl. A†	387,899	22,050
35,000	Sally Beauty Holdings Inc.†	312,896	375,550
7,250	Shake Shack Inc., Cl. A†	318,190	652,500
113,000	The Wendy's Co.	2,429,320	1,916,480
95,000	Walgreens Boots Alliance Inc.	2,693,057	1,149,025
90,000	Walmart Inc.	1,519,821	6,093,900
		30,113,489	62,137,367
	Environmental Services — 3.1%
30,000	Pentair plc	699,890	2,300,100
197,500	Republic Services Inc.	16,901,917	38,382,150
15,620	Veolia Environnement SA	434,070	467,052
166	Veralto Corp.	12,564	15,848
86,600	Waste Management Inc.	8,062,078	18,475,244
29,000	Zurn Elkay Water Solutions Corp.	304,544	852,600
		26,415,063	60,492,994
	Electronics — 2.8%
6,000	Allient Inc.	200,945	151,620
30,000	Arlo Technologies Inc.†	165,385	391,200
33,200	Bel Fuse Inc., Cl. A	411,824	2,686,212
6,991	Bel Fuse Inc., Cl. B	118,054	456,093
2,000	CTS Corp.	72,180	101,260
25,000	Flex Ltd.†	321,995	737,250
4,000	Hitachi Ltd., ADR	287,076	900,720
51,500	Intel Corp.	1,581,645	1,594,955
35,162	Koninklijke Philips NV†	177,226	886,074
1,300	Mettler-Toledo International Inc.†	195,442	1,816,867
250,000	Mirion Technologies Inc.†	2,279,426	2,685,000
300,000	Plug Power Inc.†	1,789,949	699,000
28,249	Sony Group Corp., ADR	2,233,142	2,399,752
36,500	TE Connectivity Ltd.	1,478,447	5,490,695
166,500	Texas Instruments Inc.	14,025,882	32,389,245
300	Thermo Fisher Scientific Inc.	143,281	165,900
1,000	Universal Display Corp.	145,615	210,250
5,000	Vishay Precision Group Inc.†	161,687	152,200
		25,789,201	53,914,293
	Consumer Services — 2.8%
13,350	Amazon.com Inc.†	1,712,414	2,579,888
393,500	Bollore SE	2,285,870	2,309,375
30	Booking Holdings Inc.	93,444	118,845
2,000	Deutsche Post AG	101,199	80,942
1,000	eBay Inc.	57,880	53,720
35,000	IAC Inc.†	1,808,723	1,639,750
58,900	Matthews International Corp., Cl. A	1,639,867	1,475,445

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
927,000	Rollins Inc.	$14,495,698	$45,228,330
3,200	Travel + Leisure Co.	104,020	143,936
1,920	Uber Technologies Inc.†	152,685	139,546
		22,451,800	53,769,777
	Consumer Products — 2.8%
34,180	American Outdoor Brands Inc.†	542,332	307,620
12,500	Christian Dior SE	454,461	8,989,286
27,000	Church & Dwight Co. Inc.	468,406	2,799,360
176,000	Edgewell Personal Care Co.	7,325,327	7,073,440
68,000	Energizer Holdings Inc.	2,444,523	2,008,720
35,500	Essity AB, Cl. B	541,915	909,020
2,000	Givaudan SA	1,469,293	9,482,998
54,000	Hanesbrands Inc.†	483,531	266,220
23,800	Harley-Davidson Inc.	1,105,662	798,252
1,170	Hermes International SCA	409,960	2,681,445
556	HNI Corp.	14,534	25,031
4,000	Johnson Outdoors Inc., Cl. A	311,030	139,920
25,000	Mattel Inc.†	342,596	406,500
13,000	National Presto Industries Inc.	700,676	976,690
12,000	Oil-Dri Corp. of America	245,929	769,080
50,000	Philip Morris International Inc.	5,054,043	5,066,500
49,500	Reckitt Benckiser Group plc	1,648,837	2,679,374
74,500	Spectrum Brands Holdings Inc.	5,980,721	6,401,785
27,600	Svenska Cellulosa AB SCA, Cl. B	73,685	407,659
2,000	The Estee Lauder Companies Inc., Cl. A	270,590	212,800
4,280	Unilever plc	250,170	235,080
5,000	Vista Outdoor Inc.†	134,687	188,250
4,200	Zalando SE†	261,876	98,461
		30,534,784	52,923,491
	Aerospace and Defense — 2.5%
15,000	Avio SpA	205,934	191,165
1,000	Embraer SA, ADR†	26,040	25,800
40,000	FTAI Aviation Ltd.	1,167,704	4,129,200
5,000	Hexcel Corp.	319,750	312,250
14,000	Howmet Aerospace Inc.	223,451	1,086,820
500	IQVIA Holdings Inc.†	109,178	105,720
12,000	Kratos Defense & Security Solutions Inc.†	222,321	240,120
3,000	L3Harris Technologies Inc.	241,266	673,740
17,300	Northrop Grumman Corp.	2,140,905	7,541,935
3,915,666	Rolls-Royce Holdings plc†	8,000,876	22,610,656
15,000	RTX Corp.	1,234,724	1,505,850
Shares		Cost	Market Value
1,100	Thales SA	$101,379	$176,118
55,100	The Boeing Co.†	10,425,485	10,028,751
7,500	Triumph Group Inc.†	98,070	115,575
		24,517,083	48,743,700
	Computer Software and Services — 1.9%
20,000	3D Systems Corp.†	175,400	61,400
1,000	Akamai Technologies Inc.†	78,920	90,080
1,000	Alibaba Group Holding Ltd., ADR	148,497	72,000
18,000	Alphabet Inc., Cl. A	2,085,803	3,278,700
30,280	Alphabet Inc., Cl. C	4,097,596	5,553,958
1,500	Backblaze Inc., Cl. A†	7,050	9,240
2,000	Check Point Software Technologies Ltd.†	231,869	330,000
300	Cloudflare Inc., Cl. A†	17,860	24,849
470	CrowdStrike Holdings Inc., Cl. A†	71,577	180,099
4,866	Edgio Inc.†	91,631	53,137
9,200	Fiserv Inc.†	658,346	1,371,168
2,000	Fortinet Inc.†	102,749	120,540
90,000	Hewlett Packard Enterprise Co.	1,282,160	1,905,300
41,000	I3 Verticals Inc., Cl. A†	852,011	905,280
270	Intuit Inc.	107,508	177,447
18,659	Kyndryl Holdings Inc.†	238,765	490,918
14,000	Meta Platforms Inc., Cl. A	3,926,005	7,059,080
4,000	Micron Technology Inc.	296,575	526,120
4,670	Microsoft Corp.	1,271,256	2,087,256
12,000	MKS Instruments Inc.	1,151,222	1,566,960
25,000	Movella Holdings Inc.†	41,375	750
62,400	N-able Inc.†	797,538	950,352
12,700	NVIDIA Corp.	330,170	1,568,958
145,000	Oxford Metrics plc	180,280	183,295
30,000	PAR Technology Corp.†	960,385	1,412,700
20,000	Playtech plc†	142,861	117,561
4,700	PSI Software SE†	156,151	110,233
19,100	Rockwell Automation Inc.	1,102,808	5,257,848
550	Salesforce Inc.	140,491	141,405
1,800	SAP SE, ADR	231,651	363,078
251	ServiceNow Inc.†	131,844	197,454
21,000	SolarWinds Corp.	400,502	253,050
2,600	Temenos AG	254,388	179,420
4,500	Unity Software Inc.†	133,604	73,170
400	Veeva Systems Inc., Cl. A†	107,315	73,204
20,800	Vimeo Inc.†	116,351	77,584
		22,120,514	36,823,594
	Building and Construction — 1.8%
2,000	AAON Inc.	159,720	174,480
22,000	Arcosa Inc.	413,681	1,835,020
4,500	Ashtead Group plc	210,601	300,464
18,000	Assa Abloy AB, Cl. B	310,378	508,803

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
42,750	Canfor Corp.†	$717,342	$453,421
3,000	Carrier Global Corp.	165,981	189,240
3,000	Cie de Saint-Gobain SA	141,076	233,317
39,000	Fortune Brands Innovations Inc.	1,649,655	2,532,660
36,000	Gencor Industries Inc.†	418,387	696,240
3,000	H&E Equipment Services Inc.	113,500	132,510
49,494	Herc Holdings Inc.	1,559,894	6,597,055
35,200	Ibstock plc	100,002	68,969
198,000	Johnson Controls International plc	8,932,280	13,161,060
6,000	KBR Inc.	255,652	384,840
33,000	Knife River Corp.†	1,391,917	2,314,620
5,000	Masterbrand Inc.†	81,875	73,400
12,000	Sika AG	1,556,815	3,435,250
1,000	Toll Brothers Inc.	120,870	115,180
3,000	Vulcan Materials Co.	484,932	746,040
		18,784,558	33,952,569
	Hotels and Gaming — 1.7%
14,500	Accor SA	501,021	594,752
162,000	Bally's Corp.†	2,800,612	1,939,140
14,000	Better Collective A/S†	240,685	299,840
66,000	Caesars Entertainment Inc.†	2,724,158	2,622,840
168,500	Entain plc	2,446,789	1,341,905
4,000	Flutter Entertainment plc†	596,406	731,408
26,000	Gambling.com Group Ltd.†	225,411	213,720
1,000	GAN Ltd.†	3,810	1,475
41,000	Genius Sports Ltd.†	177,752	223,450
6,500	Hyatt Hotels Corp., Cl. A	213,897	987,480
25,000	Inspired Entertainment Inc.†	239,635	228,750
9,500	Las Vegas Sands Corp.	358,659	420,375
4,038,500	Mandarin Oriental International Ltd.	7,110,644	6,986,605
6,000	Marriott International Inc., Cl. A	1,342,359	1,450,620
70,000	MGM China Holdings Ltd.	137,917	109,002
80,000	MGM Resorts International†	2,238,918	3,555,200
14,000	Penn Entertainment Inc.†	360,429	270,970
101,800	Ryman Hospitality Properties Inc., REIT	4,631,927	10,165,748
60,000	Super Group SGHC Ltd.†	196,994	193,800
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	148,033
4,000	Wyndham Hotels & Resorts Inc.	152,872	296,000
Shares		Cost	Market Value
7,400	Wynn Resorts Ltd.	$571,572	$662,300
		27,427,917	33,443,413
	Telecommunications — 1.7%
100,000	America Movil SAB de CV, ADR	713,533	1,700,000
8,200	AT&T Inc.	148,158	156,702
55,000	BCE Inc.	1,835,284	1,780,350
780,000	BT Group plc, Cl. A	3,154,404	1,383,848
7,040,836	Cable & Wireless Jamaica Ltd.†(a)	128,658	52,355
6,000	Cisco Systems Inc.	283,739	285,060
8,000	Deutsche Telekom AG	145,238	201,167
125,000	Deutsche Telekom AG, ADR	2,029,153	3,148,750
51,000	GCI Liberty Inc., Escrow†	0	1
36,000	Hellenic Telecommunications Organization SA	452,922	518,168
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	106,650
264,732	Koninklijke KPN NV	448,166	1,014,983
130,045	Liberty Global Ltd., Cl. A†	2,399,660	2,266,684
329,064	Liberty Global Ltd., Cl. C†	8,201,529	5,873,792
1,100,000	NII Holdings Inc., Escrow†	374,000	385,000
16,000	Oi SA, ADR†	6,333	13
21,000	Telecom Argentina SA, ADR†	127,554	151,830
400,000	Telecom Italia SpA†	117,048	95,743
70,000	Telefonica Brasil SA, ADR	726,827	574,700
295,000	Telefonica SA, ADR	3,499,702	1,241,950
302,500	Telephone and Data Systems Inc.	11,222,228	6,270,825
50,000	TELUS Corp.	233,734	756,917
46,075	TIM SA, ADR	352,294	659,794
3,040	VEON Ltd., ADR†	133,023	78,858
70,000	Verizon Communications Inc.	3,105,554	2,886,800
174,000	Vodafone Group plc	300,315	153,439
98,000	Vodafone Group plc, ADR	1,286,705	869,260
		41,516,823	32,613,639
	Aviation: Parts and Services — 1.6%
40,000	Astronics Corp.†	379,011	801,200
105,000	Curtiss-Wright Corp.	8,091,271	28,452,900
4,000	John Bean Technologies Corp.	425,811	379,880
59,000	Spirit AeroSystems Holdings Inc., Cl. A†	2,025,186	1,939,330
		10,921,279	31,573,310
	Broadcasting — 1.4%
2,000	Cogeco Inc.	39,014	70,465

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Broadcasting (Continued)
24,000	Corus Entertainment Inc., OTC, Cl. B	$42,622	$2,784
103,000	Fox Corp., Cl. A	4,258,186	3,540,110
80,000	Fox Corp., Cl. B	2,998,958	2,561,600
16,000	Gray Television Inc.	14,422	83,200
19,250	Liberty Broadband Corp., Cl. A†	608,060	1,051,050
68,345	Liberty Broadband Corp., Cl. C†	4,042,902	3,746,673
34,250	Liberty Media Corp.-Liberty Formula One, Cl. A†	1,029,774	2,199,877
36,750	Liberty Media Corp.-Liberty Formula One, Cl. C†	1,043,316	2,640,120
123,449	Liberty Media Corp.-Liberty SiriusXM†	2,769,052	2,735,630
55,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	1,113,102	1,218,250
17,500	Nexstar Media Group Inc.	1,450,842	2,905,175
100,000	Sinclair Inc.	2,145,540	1,333,000
155,000	TEGNA Inc.	2,400,388	2,160,700
60,000	Television Broadcasts Ltd.†	186,904	25,509
		24,143,082	26,274,143
	Cable and Satellite — 1.3%
15,000	AMC Networks Inc., Cl. A†	401,915	144,900
185,980	Comcast Corp., Cl. A	7,376,718	7,282,977
133,008	EchoStar Corp., Cl. A†	1,794,752	2,368,872
150,000	Liberty Latin America Ltd., Cl. A†	1,397,194	1,441,500
374,500	Rogers Communications Inc., Cl. B	10,082,687	13,849,010
65,000	WideOpenWest Inc.†	251,285	351,650
		21,304,551	25,438,909
	Real Estate — 1.1%
16,000	American Tower Corp., REIT	2,964,016	3,110,080
47,500	Blackstone Mortgage Trust Inc., Cl. A, REIT	910,175	827,450
8,000	Bresler & Reiner Inc.†	162	200
10,000	Gaming and Leisure Properties Inc., REIT	165,833	452,100
17,000	Rayonier Inc., REIT	267,895	494,530
60,000	Seritage Growth Properties, Cl. A†	658,216	280,200
1,000	Simon Property Group Inc., REIT	103,113	151,800
12,000	Tejon Ranch Co.†	225,025	204,720
272,000	The St. Joe Co.	4,947,895	14,878,400
27,415	VICI Properties Inc., REIT	300,335	785,166
Shares		Cost	Market Value
9,000	Weyerhaeuser Co., REIT	$223,925	$255,510
		10,766,590	21,440,156
	Transportation — 0.9%
10,000	FTAI Infrastructure Inc.	30,596	86,300
130,200	GATX Corp.	5,170,606	17,233,272
500	Union Pacific Corp.	116,608	113,130
		5,317,810	17,432,702
	Automotive — 0.9%
19,550	Daimler Truck Holding AG	606,286	778,231
7,500	Daimler Truck Holding AG, ADR	140,250	149,550
19,500	General Motors Co.	1,019,450	905,970
172,750	Iveco Group NV	1,351,399	1,937,019
2,800	Mercedes-Benz Group AG	179,810	193,624
103,500	PACCAR Inc.	1,451,109	10,654,290
90,000	Piaggio & C SpA	264,129	267,566
21,000	Stellantis NV	253,303	416,850
610	Toyota Motor Corp., ADR	124,881	125,032
52,000	Traton SE	1,008,706	1,701,311
		6,399,323	17,129,443
	Specialty Chemicals — 0.9%
8,000	AdvanSix Inc.	96,571	183,360
60,725	Arcadium Lithium plc†	250,592	204,036
2,500	DSM-Firmenich AG	376,521	282,731
40,000	DuPont de Nemours Inc.	2,135,180	3,219,600
5,500	FMC Corp.	589,127	316,525
15,000	H.B. Fuller Co.	626,362	1,154,400
32,750	International Flavors & Fragrances Inc.	3,221,019	3,118,127
2,800	Johnson Matthey plc	100,869	55,464
7,100	Rogers Corp.†	882,549	856,331
99,400	Sensient Technologies Corp.	4,946,507	7,374,486
13,000	SGL Carbon SE†	60,439	88,268
12,500	Treatt plc	131,964	67,866
		13,417,700	16,921,194
	Wireless Communications — 0.8%
20,000	Anterix Inc.†	741,006	791,800
82,000	Millicom International Cellular SA, SDR†	1,900,083	1,996,037
105,000	Operadora De Sites Mexicanos SAB de CV	125,620	94,756
38,600	T-Mobile US Inc.	4,325,326	6,800,548
118,100	United States Cellular Corp.†	4,776,370	6,592,342
		11,868,405	16,275,483
	Communications Equipment — 0.8%
11,640	Apple Inc.	1,845,671	2,451,617
3,250	Arista Networks Inc.†	700,379	1,139,060

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Communications Equipment (Continued)
238,000	Corning Inc.	$6,692,116	$9,246,300
2,500	Motorola Solutions Inc.	682,754	965,125
4,500	QUALCOMM Inc.	586,737	896,310
33,000	Telesat Corp.†	443,842	300,300
		10,951,499	14,998,712
	Metals and Mining — 0.8%
35,000	Agnico Eagle Mines Ltd.	1,426,579	2,289,000
200	Alliance Resource Partners LP	729	4,892
40,000	Barrick Gold Corp.	1,171,200	667,200
28,000	Cleveland-Cliffs Inc.†	282,779	430,920
95,000	Freeport-McMoRan Inc.	3,359,757	4,617,000
2,500	Materion Corp.	56,700	270,325
60,000	Metallus Inc.†	799,507	1,216,200
50,000	New Hope Corp. Ltd.	67,580	162,772
117,000	Newmont Corp.	5,163,869	4,898,790
10,000	Vale SA, ADR	81,899	111,700
		12,410,599	14,668,799
	Agriculture — 0.4%
114,000	Archer-Daniels-Midland Co.	6,026,645	6,891,300
49,000	Limoneira Co.	876,988	1,019,690
6,500	The Mosaic Co.	341,264	187,850
		7,244,897	8,098,840
	Manufactured Housing and Recreational Vehicles — 0.4%
680	Cavco Industries Inc.†	125,898	235,395
10,914	Legacy Housing Corp.†	160,660	250,367
5,000	Martin Marietta Materials Inc.	106,125	2,709,000
40,413	Nobility Homes Inc.	621,338	1,214,411
37,200	Skyline Champion Corp.†	277,485	2,520,300
		1,291,506	6,929,473
	Publishing — 0.4%
1,400	Graham Holdings Co., Cl. B	698,214	979,370
105,000	News Corp., Cl. A	1,640,478	2,894,850
92,000	News Corp., Cl. B	1,234,607	2,611,880
60,000	The E.W. Scripps Co., Cl. A†	636,000	188,400
		4,209,299	6,674,500
	Semiconductors — 0.2%
8,000	Advanced Micro Devices Inc.†	993,274	1,297,680
40,000	Alphawave IP Group plc†	97,870	72,812
3,000	Applied Materials Inc.	412,236	707,970
215	ASML Holding NV	95,937	219,887
1,200	Axcelis Technologies Inc.†	75,109	170,628
500	Azenta Inc.†	18,525	26,310
443	Broadcom Inc.	431,104	711,250
200	Lam Research Corp.	93,001	212,970
Shares		Cost	Market Value
3,000	nLight Inc.†	$34,710	$32,790
2,200	NXP Semiconductors NV	404,020	591,998
23,758	SkyWater Technology Inc.†	176,884	181,749
3,000	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	238,544	521,430
		3,071,214	4,747,474
	Computer Hardware — 0.1%
11,000	Dell Technologies Inc., Cl. C	812,958	1,517,010
5,500	HP Inc.	153,885	192,610
3,000	NETGEAR Inc.†	59,115	45,900
		1,025,958	1,755,520
	TOTAL COMMON STOCKS	1,075,681,425	1,904,013,558
	CLOSED-END FUNDS — 0.3%
245,000	Altaba Inc., Escrow†	16,660	618,625
4,285	Royce Global Trust Inc.	37,280	47,649
46,158	Royce Small-Cap Trust Inc.	614,496	667,906
585,000	SuRo Capital Corp.†	2,499,992	2,345,850
83,000	The Central Europe, Russia, and Turkey Fund Inc.	2,234,407	884,780
157,500	The New Germany Fund Inc.	2,141,203	1,281,263
		7,544,038	5,846,073
	TOTAL CLOSED-END FUNDS	7,544,038	5,846,073
	PREFERRED STOCKS — 0.1%
	Retail — 0.1%
48,651	Qurate Retail Inc., 8.000%, 03/15/31	2,194,182	2,045,775
	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
2,504	Occidental Petroleum Corp., expire 08/03/27†	12,395	103,065
	Diversified Industrial — 0.0%
379,000	Ampco-Pittsburgh Corp., expire 08/01/25†	258,897	18,950
	TOTAL WARRANTS	271,292	122,015
Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Cable and Satellite — 0.0%
$100,000	AMC Networks Inc., 4.250%, 02/15/29(b)	100,497	96,334

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$14,570,000	U.S. Treasury Bills, 5.275% to 5.321%††, 07/18/24 to 09/26/24	$14,452,331	$14,452,470

TOTAL INVESTMENTS — 100.0%		$1,100,243,765	1,926,576,225

Other Assets and Liabilities (Net)			2,205,098

PREFERRED STOCK
(11,349,718 preferred shares outstanding)			(359,492,950)

NET ASSETS — COMMON STOCK
(304,703,543 common shares outstanding)			$1,569,288,373

NET ASSET VALUE PER COMMON SHARE
($1,569,288,373 ÷ 304,703,543 shares outstanding)			$5.15

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

CDI	CHESS (Australia) Depository Interest

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	85.8%	$1,653,037,412
Europe	11.3	218,298,922
Latin America	1.3	25,520,423
Japan	1.1	20,228,851
Asia/Pacific	0.5	9,490,617
Total Investments	100.0%	$1,926,576,225

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

Assets:
Investments, at value (cost $1,100,243,765)	$1,926,576,225
Cash	143,918
Foreign currency, at value (cost $15,488)	15,396
Receivable for investments sold	1,284,319
Dividends and interest receivable	3,218,776
Deferred offering expense	385,500
Prepaid expenses	41,283
Total Assets	1,931,665,417
Liabilities:
Distributions payable	425,583
Payable for investments purchased	267,682
Payable for investment advisory fees	1,596,651
Payable for payroll expenses	109,278
Payable for accounting fees	7,500
Series M Cumulative Preferred Stock, callable and mandatory redemption 03/26/27 (See Notes 2 and 7)	68,550,000
Series N Cumulative Preferred Stock, callable and mandatory redemption 12/26/25 (See Notes 2 and 7)	32,450,000
Other accrued expenses	477,400
Total Liabilities	103,884,094
Cumulative Preferred Stock, $0.001 par value:
Series G (5.000%, $25 liquidation value per share, 12,000,000 shares authorized with 2,488,766 shares issued and outstanding)	62,219,150
Series H (5.000%, $25 liquidation value per share, 8,000,000 shares authorized with 4,058,701 shares issued and outstanding)	101,467,525
Series K (5.000%, $25 liquidation value per share, 4,000,000 shares authorized with 3,792,251 shares issued and outstanding)	94,806,275
Total Preferred Stock	258,492,950
Net Assets Attributable to Common Stockholders	$1,569,288,373

Net Assets Attributable to Common Stockholders
Consist of:
Paid-in capital	$762,149,783
Total distributable earnings	807,138,590
Net Assets	$1,569,288,373
Net Asset Value per Common Share:
($1,569,288,373 ÷ 304,703,543 shares outstanding at $0.001 par value; )	$5.15

Statement of Operations

For the six months ended June 30, 2024 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $633,249)	$15,949,561
Interest	1,035,785
Total Investment Income	16,985,346
Expenses:
Investment advisory fees	9,807,135
Interest expense on preferred stock	2,373,245
Stockholder communications expenses	191,167
Custodian fees	122,361
Directors’ fees	107,500
Payroll expenses	91,995
Legal and audit fees	65,585
Shareholder services fees	63,845
Accounting fees	22,500
Shelf offering expense	11,679
Interest expense	2
Miscellaneous expenses	333,956
Total Expenses	13,190,970
Less:
Advisory fee reimbursements (See Note 3)	(33,293)
Advisory fee reduction on unsupervised assets (See Note 3)	(12,531)
Expenses paid indirectly by broker (See Note 5)	(9,334)
Custodian fee credits	(215)
Total Reductions and Credits	(55,373)
Net Expenses	13,135,597
Net Investment Income	3,849,749
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	25,658,314
Net realized loss on foreign currency transactions	(1,592)
Net realized gain on investments and foreign currency transactions	25,656,722
Net change in unrealized appreciation/depreciation:
on investments	47,523,509
on foreign currency translations	(75,779)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	47,447,730
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	73,104,452
Net Increase in Net Assets Resulting from Operations	76,954,201
Total Distributions to Preferred Stockholders	(6,988,669)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$69,965,532

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2024 (Unaudited)		Year Ended December 31, 2023
Operations:
Net investment income	$3,849,749		$9,296,400
Net realized gain on investments and foreign currency transactions	25,656,722		104,177,388
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	47,447,730		117,971,855
Net Increase in Net Assets Resulting from Operations	76,954,201		231,445,643

Distributions to Preferred Stockholders from Accumulated Earnings	(6,988,669	)*	(21,249,947)

Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	69,965,532		210,195,696

Distributions to Common Stockholders:
Accumulated earnings	(22,400,272	)*	(96,004,366)
Return of capital	(68,411,643	)*	(83,116,262)

Total Distributions to Common Stockholders	(90,811,915)		(179,120,628)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	14,089,895		29,580,192
Net increase in net assets from repurchase of preferred shares	8,569,110		859,252
Adjustment of redemption costs for preferred shares charged to paid-in capital	(231,735)		—
Net Increase in Net Assets from Fund Share Transactions	22,427,270		30,439,444

Net Increase in Net Assets Attributable to Common Stockholders	1,580,887		61,514,512

Net Assets Attributable to Common Stockholders:
Beginning of year	1,567,707,486		1,506,192,974
End of period	$1,569,288,373		$1,567,707,486

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Cash Flows June 30, 2024

Net increase in net assets attributable to common stockholders resulting from operations	$69,965,532

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(57,327,907)
Proceeds from sales of long term investment securities	125,762,399
Net sales of short term investment securities	52,559,723
Net realized gain on investments	(25,658,314)
Net change in unrealized appreciation on investments	(47,523,509)
Net amortization of discount	(1,033,072)
Decrease in receivable for investments sold	63,899,162
Decrease in dividends and interest receivable	1,320,610
Increase in deferred offering expense	(135,216)
Increase in prepaid expenses	(78)
Decrease in payable for investments purchased	(41,045,183)
Decrease in payable for investment advisory fees	(886,742)
Decrease in payable for payroll expenses	(11,216)
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(124,617)
Net cash provided by operating activities	139,765,322

Net decrease in net assets resulting from financing activities:
Redemption of Series C Auction Rate Cumulative Preferred Shares	(62,300,000)
Redemption of Series E Auction Rate Cumulative Preferred Shares	(27,700,000)
Redemption of Series G 5.000% Cumulative Preferred Stock	(796,525)
Redemption of Series H 5.000% Cumulative Preferred Stock	(611,475)
Redemption of Series K 5.000% Cumulative Preferred Shares	(466,750)
Issuance of Series N 5.250% Cumulative Preferred Stock	17,675,000
Offering costs for preferred shares charged to paid-in capital	(231,735)
Distributions to common stockholders	(90,717,022)
Repurchase of preferred shares	8,510,216
Net increase in net assets from common shares issued upon reinvestment of distributions	14,089,895
Net cash used in financing activities	(142,548,396)
Net decrease in cash	(2,783,074)
Cash (including foreign currency):
Beginning of year	2,942,388
End of period	$159,314

Supplemental disclosure of cash flow information:
Interest paid on bank overdrafts	$2
Increase in net assets from common shares issued upon reinvestment of distributions	14,089,895

The following table provides a reconciliation of cash and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2024:

Cash	$143,918
Foreign currency, at value	15,396
$159,314

See accompanying notes to financial statements

The Gabelli Equity Trust Inc.
Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2024		Year Ended December 31,
	(Unaudited)		2023	2022		2021		2020	2019
Operating Performance:
Net asset value, beginning of year	$5.19		$5.08	$6.41		$5.86		$5.88	$5.25
Net investment income	0.01		0.04	0.03		0.04		0.04	0.06
Net realized and unrealized gain/(loss) on investments in securities, futures contracts, and foreign currency transactions	0.24		0.74	(0.71)		1.31		0.60	1.26
Total from investment operations	0.25		0.78	(0.68)		1.35		0.64	1.32
Distributions to Preferred Stockholders: (a)
Net investment income	(0.01	)*	(0.01)	(0.00	)(b)	(0.01)		(0.01)	(0.01)
Net realized gain	(0.01	)*	(0.06)	(0.06)		(0.06)		(0.06)	(0.07)
Total distributions to preferred stockholders	(0.02)		(0.07)	(0.06)		(0.07)		(0.07)	(0.08)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.23		0.71	(0.74)		1.28		0.57	1.24
Distributions to Common Stockholders:
Net investment income	(0.01	)*	(0.03)	(0.02)		(0.03)		(0.04)	(0.05)
Net realized gain	(0.06	)*	(0.29)	(0.27)		(0.42)		(0.29)	(0.50)
Return of capital	(0.23	)*	(0.28)	(0.31)		(0.18)		(0.27)	(0.05)
Total distributions to common stockholders	(0.30)		(0.60)	(0.60)		(0.63)		(0.60)	(0.60)
Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	—		—	—		(0.10)		0.00 (b)	0.00 (b)
Increase/decrease in net asset value from common shares issued upon reinvestment of distributions	(0.00	)(b)	0.00 (b)	0.01		0.00	(b)	—	—
Increase in net asset value from repurchase of preferred shares	0.03		0.00 (b)	0.00	(b)	—		0.01	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.00	)(b)	—	—		(0.00	)(b)	—	(0.01)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	(0.00	)(b)	—		—	—
Total Fund share transactions	0.03		0.00 (b)	0.01		(0.10)		0.01	(0.01)
Net Asset Value Attributable to Common Stockholders, End of Period	$5.15		$5.19	$5.08		$6.41		$5.86	$5.88
NAV total return †	4.98%		14.83%	(11.17)%		22.31%		13.25%	24.03%
Market value, end of period	$5.20		$5.08	$5.48		$7.19		$6.27	$6.09
Investment total return ††	8.22%		3.78%	(15.60)%		28.83%		16.59%	32.19%
Ratios to Average Net Assets and
Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,928,781		$2,001,400	$1,931,241		$2,382,135		$1,977,843	$1,966,007
Net assets attributable to common shares, end of period (in 000’s)	$1,569,288		$1,567,707	$1,506,193		$1,870,648		$1,534,206	$1,512,190
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.47	%(c)	0.61%	0.46%		0.57%		0.81%	1.01%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2024		Year Ended December 31,
	(Unaudited)		2023	2022	2021	2020	2019
Ratio of operating expenses to average net assets attributable to common shares: before fee reductions (d)(e)	1.62	%(c)	1.62%	1.58%	1.37%	1.48%	1.33	%(f)
Ratio of operating expenses to average net assets attributable to common shares: net of fee reductions, if any (d)(g)	1.61	%(c)	1.62%	1.52%	1.37%	1.48%	1.33	%(f)
Portfolio turnover rate	3%		9%	9%	12%	13%	11%
Cumulative Preferred Stock:
Auction Rate Series C Preferred(h)
Liquidation value, end of period (in 000’s)	—		$62,300	$62,300	$62,300	$62,300	$72,000
Total shares outstanding (in 000’s)	—		2	2	2	2	3
Liquidation preference per share	—		$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (i)	—		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (j)	—		$115,370	$113,590	$116,432	$111,456	$108,305
Auction Rate Series E Preferred(k)
Liquidation value, end of period (in 000’s)	—		$27,700	$27,700	$27,700	$27,700	$28,000
Total shares outstanding (in 000’s)	—		1	1	1	1	1
Liquidation preference per share	—		$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (i)	—		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (j)	—		$115,370	$113,590	$116,432	$111,456	$108,305
5.000% Series G Preferred
Liquidation value, end of period (in 000’s)	$62,219		$63,016	$65,060	$69,491	$69,491	$69,495
Total shares outstanding (in 000’s)	2,489		2,521	2,602	2,780	2,780	2,780
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (l)	$21.58		$22.11	$23.59	$25.66	$25.25	$24.57
Asset coverage per share (j)	$134.13		$115.37	$113.59	$116.43	$111.46	$108.30
5.000%Series H Preferred
Liquidation value, end of period (in 000’s)	$101,468		$102,079	$103,195	$104,322	$104,322	$104,322
Total shares outstanding (in 000’s)	4,059		4,083	4,128	4,173	4,173	4,173
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (l)	$21.59		$22.15	$23.58	$25.55	$25.30	$24.68
Asset coverage per share (j)	$134.13		$115.37	$113.59	$116.43	$111.46	$108.30

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2024	Year Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
5.450% Series J Preferred(m)
Liquidation value, end of period (in 000’s)	—	—	—	$80,000	$80,000	$80,000
Total shares outstanding (in 000’s)	—	—	—	3,200	3,200	3,200
Liquidation preference per share	—	—	—	$25.00	$25.00	$25.00
Average market value (l)	—	—	—	$26.03	$26.00	$25.98
Asset coverage per share (j)	—	—	—	$116.43	$111.46	$108.30
5.000% Series K Preferred
Liquidation value, end of period (in 000’s)	$94,806	$95,273	$98,243	$99,825	$99,825	$100,000
Total shares outstanding (in 000’s)	3,792	3,811	3,930	3,993	3,993	4,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (l)	$21.65	$22.24	$23.70	$26.40	$25.86	$25.24
Asset coverage per share (j)	$134.13	$115.37	$113.59	$116.43	$111.46	$108.30
4.250% Series M Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$68,550	$68,550	$68,550	$67,850	—	—
Total shares outstanding (in 000’s)	686	686	686	679	—	—
Liquidation preference per share	$100.00	$100.00	$100.00	$100.00	—	—
Average market value (l)	$100.00	$100.00	$100.00	$100.00	—	—
Asset coverage per share (j)	$536.53	$461.48	$454.36	$465.72	—	—
5.250% Series N Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$32,450	$14,775	—	—	—	—
Total shares outstanding (in 000’s)	325	148	—	—	—	—
Liquidation preference per share	$100.00	$100.00	—	—	—	—
Average market value (l)	$100.00	$100.00	—	—	—	—
Asset coverage per share (j)	$536.53	$461.48	—	—	—	—
Asset Coverage (n)	537%	461%	454%	466%	446%	433%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented there was no impact on the expense ratios.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 1.34%, 1.27%, 1.24%, 1.10%, 1.10%, and 1.03%, respectively.
(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.39% and 1.08%, respectively.
(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 1.34%, 1.27%, 1.20%, 1.10%, 1.10%, and 1.03%, respectively.
(h)	The Fund redeemed and retired all of the 2,492 shares of Series C Preferred Stock on June 26, 2024.
(i)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Financial Highlights (Continued)

(j)	Asset coverage per share is calculated by combining all series of preferred stock.
(k)	The Fund redeemed and retired all of the 1,108 shares of Series E Preferred Stock on June 28, 2024.
(l)	Based on weekly prices.
(m)	The Fund redeemed and retired all of the 3,200,000 shares of Series J Preferred Stock on January 31, 2022.
(n)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Equity Trust Inc. (the Fund) was incorporated on May 20, 1986 in Maryland. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on August 21, 1986.

The Fund’s primary objective is long term growth of capital with income as a secondary objective. The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$151,017,614	$38,900	—	$151,056,514
Financial Services	248,461,259	423,936	—	248,885,195
Health Care	86,287,280	—	$0	86,287,280
Manufactured Housing and Recreational Vehicles	5,715,062	1,214,411	—	6,929,473
Real Estate	21,439,956	200	—	21,440,156
Telecommunications	32,176,270	385,014	52,355	32,613,639
Other Industries (b)	1,356,801,301	—	—	1,356,801,301
Total Common Stocks	1,901,898,742	2,062,461	52,355	1,904,013,558
Closed-End Funds	5,227,448	618,625	—	5,846,073
Preferred Stocks (b)	2,045,775	—	—	2,045,775
Warrants (b)	122,015	—	—	122,015
Convertible Corporate Bonds (b)	—	96,334	—	96,334
U.S. Government Obligations	—	14,452,470	—	14,452,470
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,909,293,980	$17,229,890	$52,355	$1,926,576,225

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2024 the Fund had no transfers into or out of Level 3. The Fund's policy is to recognize transfers among levels as of the beginning of the reporting period.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2024, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of June 30, 2024, the Fund had no open positions in futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Series M and Series N Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2024, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2024, the Fund held no restricted securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, 5.000% Series K Cumulative Preferred Stock, 4.250% Series M Cumulative Preferred Stock, and 5.250% Series N Cumulative Preferred Stock (Preferred Stock) are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$9,780,044	$2,164,750
Net long term capital gains	86,224,322	19,085,197
Return of capital	83,116,262	—
Total distributions paid	$179,120,628	$21,249,947

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,117,858,636	$889,164,954	$(80,447,365)	$808,717,589

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2024, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2024, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to Bel Fuse Inc., and the Adviser reduced its fee with respect to such security by $12,531.

The Adviser had agreed to reduce the management fee on the incremental assets attributable to the Series C and Series E Preferred Stock (C and E Preferred Stock) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, did not exceed the stated dividend rate of the C and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rates of the C and E Preferred Stock for the period. During the six months ended June 30, 2024, the Fund’s total return on the NAV of the common shares did not exceed the dividend rates of the outstanding C and E Preferred Stock. Thus advisory fees were not accrued on the liquidation value of Series C and E Preferred Stock and advisory fees were reduced by $33,293.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2024, other than short term securities and U.S. Government obligations, aggregated $58,055,572 and $125,252,134, respectively. Purchases and sales of U.S. Government obligations for the six months ended June 30, 2024, aggregated $154,503,187 and $207,062,910, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $9,334.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2024, the Fund accrued $91,995 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Independent Directors and certain Interested Directors, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

During the six months ended June 30, 2024, the Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $64,200.

6. Line of Credit. The Fund participates in an unsecured line of credit, which expires on June 25, 2025 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2024, there were no borrowings outstanding under the line of credit.

7. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund did not repurchase any shares of its common stock in the open market.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of common stock were as follows:

Six Months Ended
	June 30, 2024		Year Ended
	(Unaudited)		December 31, 2023
	Shares	Amount	Shares	Amount

Net increase in net assets from common shares issued upon reinvestment of distributions	2,649,649	$14,089,895	5,645,067	$29,580,192

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series G, Series H, Series K, Series M, and Series N Preferred Stock at redemption prices of $25, $25, $25, $100, and $100 respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On December 17, 2021, January 31, 2022, and March 28, 2022, the Fund issued 678,500 shares, 5,000 shares, and 2,000 shares, respectively, of 4.25% Series M Cumulative Preferred Shares, receiving combined net proceeds of $67,745,574, after the deduction of combined offering expenses of $804,426. The Series M Preferred Shares have a liquidation value of $100 per share, and are callable at the Fund's option at any time on or after March 26, 2027.

On January 31, 2022, the Fund redeemed and retired all Series J Preferred at the redemption price of $25.132465 per Series J Preferred, which was equal to the liquidation preference of $25.00 per share plus $0.132465 per share representing accumulated and unpaid dividends to the Redemption Date.

On December 28, 2023, February 29, 2024, and June 26, 2024, the Fund issued 147,750 shares, 190,500 shares, and 11,750 shares, respectively, of 5.25% Series N Preferred, receiving total net proceeds of $34,900,000 after the deduction of estimated offering expenses of $100,000. The Series N Preferred has a liquidation value of $100 per share, is puttable in each of the 60-day periods ending June 26, 2024, December 26, 2024, and June 26, 2025, and has a mandatory redemption date of December 26, 2025.

For Series C and Series E Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, were expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders had been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series C and Series E Preferred Stock for which they submitted sell orders. Therefore, the weekly auctions failed, and the dividend rate had been the maximum rate.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. On June 26, 2024, and June 28, 2024, the Fund redeemed all Series C Preferred Stock and Series E Preferred Stock, respectively, at the redemption prices of $25,000 per share.

The Fund may redeem at any time, in whole or in part, the Series G and Series H Preferred Stock and may redeem the Series K Preferred and Series M Preferred at any time after December 10, 2024 and March 26, 2027, respectively, at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of the Series G, Series H, and Series K Preferred Stock in the open market at a price less than the $25 liquidation value per share. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased 31,861 and 81,767 Series G Preferred, 24,459 and 44,653 Series H Preferred, and 18,670 and 118,790 Series K Preferred, at discounts of 12.9% and 14.3%, 12.8% and 13.9%, and 14.5% and 14.0%, respectively, from their liquidation preferences of $25 per share.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2024	Net Proceeds	2024 Dividend Rate Range	Dividend Rate at 6/30/2024	Accrued Dividends at 6/30/2024
G 5.000%	August 1, 2012	12,000,000	2,488,766	$69,407,417	Fixed Rate	5.000%	$43,209
H 5.000%	September 28, 2012	8,000,000	4,058,701	100,865,695	Fixed Rate	5.000%	70,511
K 5.000%	December 16, 2019	4,000,000	3,792,251	96,525,000	Fixed Rate	5.000%	52,670
M 4.250%	Various	—	685,500	67,745,574	Fixed Rate	4.250%	56,649
N 5.250%	Various	—	324,500	34,875,000	Fixed Rate	5.250%	200,416

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 12, 2024, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2024 – Final Results

The Fund's Annual Meeting of Stockholders was held on May 13, 2024. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Elizabeth C. Bogan, Michael J. Ferrantino, and Agnes Mullady as Directors of the Fund, with 208,729,438, 207,955,130, and 209,255,718 votes cast in favor of these Directors, and 8,937,084, 9,711,392, and 8,410,804 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Director of the Fund, with 7,919,854 votes cast in favor of this Director and 249,006 votes withheld for this Director.

Mario J. Gabelli, Frank J. Fahrenkopf, Leslie F. Foley, William F. Heitmann, Laura Linehan, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA degree in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps, and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the Firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the Firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in Finance from University of Miami and an MBA degree from University of Oxford Said Business School.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA degree from the Wharton School of Business.

Sara E. Wojda joined the Firm in 2014 as a research analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the Firm’s global healthcare coverage and assisted with Gabelli’s UK based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Joseph Gabelli rejoined GAMCO Investors, Inc. in 2018 after serving as a data strategy consultant for Alt/S, an early stage Boston based healthcare, media, and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, he served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare, and consumer discretionary sectors. Mr. Gabelli holds a BA from Boston College and an MBA degree from Columbia Business School, where he graduated with Dean's Honors and Distinction.

Macrae (Mac) Sykes joined the Firm in 2008 as an analyst focused on financial services. He was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, and received several honorable mentions for coverage of brokers and asset managers from Institutional Investor. In 2018, Mac was a contributing author to The Warren Buffet Shareholder: Stories from inside the Berkshire Hathaway Annual Meeting edited by Lawrence Cunningham and Stephen Cuba. Mac holds a BA in Economics from Hamilton College and an MBA degree in Finance from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Michael J. Ferrantino
Chief Executive Officer,
InterEx, Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

William F. Heitmann
Former Senior Vice President
of Finance,
Verizon Communications, Inc.

Laura Linehan
Former Portfolio Manager,
Gabelli Funds, LLC

Agnes Mullady
Former Senior Vice President,
GAMCO Investors Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Molly A.F. Marion
Vice President & Ombudsman

Carter W. Austin
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GAB Q2/2024

GABELLI
FUNDS

THE GABELLI EQUITY TRUST INC.

GAB

Semiannual Report
June 30, 2024

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Directors (the Board) of The Gabelli Equity Trust Inc. (the Fund), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the Advisory Agreement) with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on February 12, 2024, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered short- and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other closed-end funds included in the Broadridge peer category. The Board noted that the Fund’s total return performance was below the average of a select group of peers for the one-, three-, and ten-year periods, and equal to the median of a select group of peers for the five-year period ended December 31, 2023. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO, for services provided to institutional and high net worth accounts and in connection with subadvisory arrangements, noting that the service level for GAMCO accounts and subadvisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the other non-advisory expenses paid by the Fund are above the average and median for the Fund’s Broadridge peer group category and above the average and equal to the median for a select group of peers, and that management fee, gross advisory fee and total expenses were above the average and median of the peer group range and a select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s Series C and Series E Preferred Stock during the Fund’s fiscal year if the NAV total return of the common stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rates for the Series C and Series E Preferred Stock, as applicable, for the year, and that the comparative “total expense ratio” and “other expense” information reflected these waivers, if applicable. The Independent Board Members concluded that the advisory fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2023. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Gabelli fund complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s performance over time.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Not applicable

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(4)	Disclosure of Securities Ownership

Not applicable

(b)	Effective July 1, 2024, Tony Bancroft became a portfolio manager of the Fund. He joined Gabelli Funds in 2009 as an associate in the alternative investments division and is currently an analyst covering the aerospace and defense and environmental services sectors, with a focus on suppliers to the commercial, military and regional jet aircraft industry and waste services. He previously served in the United States Marine Corps as an F/A-18 Hornet fighter pilot. Tony graduated with distinction from the United States Naval Academy with a BS in systems engineering and holds an MBA in finance and economics from Columbia Business School.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager	Type of accounts	Total # managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets with Advisory Fee Based on Performance
Tony Bancroft*	Registered Investment Companies	2	$2.8 billion	1	$2.8 billion
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	6	$1.2 million	0	$0

*Figures as of December 31, 2024

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

As of June 30, 2024, Tony Bancroft owned $0 of shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2024 through 01/31/2024	Common – N/A Preferred Series K – 5,644 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – $21.69 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – 5,644 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – 302,053,894 Preferred Series K – 3,810,921 - 5,644 = 3,805,277 Preferred Series G – 2,520,627 Preferred Series H – 4,083,160 Preferred Series M – 685,500 Preferred Series N – 338,250
Month #2 02/01/2024 through 02/29/2024	Common – N/A Preferred Series K – N/A Preferred Series G – 31,861 Preferred Series H – 21,759 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – N/A Preferred Series G – $21.80 Preferred Series H – $21.87 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – N/A Preferred Series G – 31,861 Preferred Series H – 21,759 Preferred Series M – N/A Preferred Series N – N/A	Common – 302,053,894

Preferred Series K – 3,805,277

Preferred Series G – 2,520,627 - 31,861 = 2,488,766

Preferred Series H – 4,083,160 - 21,759 = 4,061,401

Preferred Series M – 685,500

Preferred Series N – 338,250
Month #3 03/01/2024 through 03/31/2024	Common – N/A Preferred Series K – N/A Preferred Series G – N/A Preferred Series H – 900 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – N/A Preferred Series G – N/A Preferred Series H – $21.86 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – 900 Preferred Series M – N/A Preferred Series N – N/A	Common – 303,358,877 Preferred Series K – 3,805,277 Preferred Series G – 2,488,766 Preferred Series H – 4,061,401 - 900 = 4,060,501 Preferred Series M – 685,500 Preferred Series N – 338,250
Month #4 04/01/2024 through 04/30/2024	Common – N/A Preferred Series K – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common –303,358,877 Preferred Series K – 3,805,277 Preferred Series G – 2,488,766 Preferred Series H – 4,060,501 Preferred Series M – 683,500 Preferred Series N – 338,250
Month #5 05/01/2024 through 05/31/2024	Common – N/A Preferred Series K – 7,026 Preferred Series G – N/A Preferred Series H – 1,800 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – $21.26 Preferred Series G – N/A Preferred Series H – $21.08 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – 7,026 Preferred Series G – N/A Preferred Series H – 1,800 Preferred Series M – N/A Preferred Series N – N/A

Common – 303,358,877

Preferred Series K – 3,805,277 - 7,026 = 3,798,251

Preferred Series G – 2,488,766

Preferred Series H – 4,060,501 - 1,800 = 4,058,701

Preferred Series M – 685,500

Preferred Series N – 338,250

Month #6 06/01/2024 through 06/30/2024	Common – N/A Preferred Series K – 6,000 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – $21.19 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – 6,000 Preferred Series G – N/A Preferred Series H – N/A Preferred Series M – N/A Preferred Series N – N/A	Common – 304,703,543 Preferred Series K – 3,798,251 - 6,000 = 3,792,251 Preferred Series G – 2,488,766 Preferred Series H – 4,058,701 Preferred Series M – 685,500 Preferred Series N – 338,250
Total	Common – N/A Preferred Series K – 18,670 Preferred Series G – 31,861 Preferred Series H – 24,459 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – $21.50 Preferred Series G – $21.80 Preferred Series H – $21.81 Preferred Series M – N/A Preferred Series N – N/A	Common – N/A Preferred Series K – 18,670 Preferred Series G – 31,861 Preferred Series H – 24,459 Preferred Series M – N/A Preferred Series N – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to their respective liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; $0

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. N/A

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2024

* Print the name and title of each signing officer under his or her signature.